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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the use of our report dated October 27, 1997, included in the Annual Report on Form 10-K of Access Health, Inc. for the year ended September 30, 1997, with respect to the consolidated financial statements, as amended, included in this Form 10-K/A.

                                                               ERNST & YOUNG LLP

Sacramento, California
June 1, 1998